EXHIBIT 10.1

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into on December 30, 2005 by and among BANK OF AMERICA, N.A., a national banking association, (“BA”), in its capacity as collateral and administrative agent under the Loan Agreement (as hereinafter defined) (BA, in such capacity, the “Agent”), and BA as Lender under the Loan Agreement (BA, in such capacity, the “Lender”), and INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation (“Parent”), and each of the Subsidiaries of Parent listed on Annex I attached hereto (Parent and such Subsidiaries of Parent being herein referred to collectively as the “Borrowers”), and the Subsidiaries of Parent listed on Annex II attached hereto (such Subsidiaries being referred to herein as the “Guarantors”, and Borrowers and Guarantors being referred to herein as the “Credit Parties”).

RECITALS

A.         Agent, Lender and Credit Parties have entered into that certain Loan and Security Agreement, dated as of August 1, 2005, as amended by that certain Amendment to Loan and Security Agreement, entered into on September 30, 2005, by Agent, Lender, and Credit Parties and that certain Second Amendment to Loan and Security Agreement entered into on November 11, 2005 Agent, Lender, and Credit Parties (the Loan and Security Agreement, as amended, being referred to herein as the “Loan Agreement”).

B.         Credit Parties, Agent and Lender desire to amend the Loan Agreement as hereinafter set forth, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I

Definitions

1.01      Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

Amendments

Effective as of the respective date hereinafter specified, the Loan Agreement is hereby amended as follows:

2.01      Amendment and Restatement of Section 9.1.16 of the Loan Agreement. Effective as of the date hereof, Section 9.1.16 of the Loan Agreement is amended and restated to read in its entirety as follows:

“9.1.16. Enertech Consent. By January 16, 2006, deliver to Agent evidence of the assignment by Parent to another Borrower of Parent’s ownership in Enertech, together with the consent of Enertech to such assignment.”

2.02      Amendment and Restatement of Section 9.3.1 of the Loan Agreement. Effective as of the date hereof, Section 9.3.1 of the Loan Agreement is amended and restated to read in its entirety as follows:

“9.3.1. Fixed Charge Coverage Ratio. The Borrower will maintain a Fixed Charge Coverage Ratio for each period of twelve consecutive months ended on the last day of each month set forth below (or with respect to the months ending on or before June 30, 2006, the period commencing on July 1, 2005 and ending on the last day of such month) of not less than the ratio set forth below opposite each such fiscal quarter:

Period Ending	Fixed Charge Coverage Ratio
November 2005	0.58
December 2005	0.55
January 2006	0.54
February 2006	0.54
March 2006	0.55
April 2006	0.58
May 2006	0.62
June 2006	0.65
July 2006	0.68
August 2006	0.71
September 2006	0.74
October 2006	0.78
November 2006	0.82
December 2006	0.87
January 2007	0.91
February 2007	0.95
March 2007	0.98
April 2007	0.99
May 2007 and each month thereafter	1.00

The Fixed Charge Coverage Ratio will not be tested for the period ending November 30, 2005. Compliance with this Section 9.3.1 with respect to the period ended December 31, 2005 shall be tested based upon the financial statements delivered pursuant to Section 9.1.3, and no Default or Event of Default, if any, shall occur under this Section with respect to the period ended December 31, 2005 until delivery of such financial statements; provided, however, that notwithstanding the foregoing, if such financial statements are not delivered to Agent on or before January 16, 2006, the parties hereto agree that Borrower will be deemed to have failed to maintain the minimum Fixed Charge Coverage Ratio for the period ending December 31, 2005.”

2.03      Amendment and Restatement of Section 14.18 of the Loan Agreement. Effective as of August 1, 2005, Section 14.18 of the Loan Agreement is amended and restated to read in its entirety as follows:

“14.18  Senior Indebtedness. Each Credit Party hereby designates that the Obligations constitute “Senior Indebtedness” and “Designated Senior Indebtedness” under and for purposes of the Senior Subordinated Note Indentures relating to the Senior Subordinated Notes.”

2.04      Amendment to Appendix A of the Loan Agreement; Amendment and Restatement of Definition of “Equipment Cap Amount”. Effective as of the date hereof, the definition of “Equipment Cap Amount” contained in Appendix A of the Loan Agreement is amended and restated to read in its entirety as follows:

“Equipment Cap Amount – $0.”

2.05      Amendment Fee. Credit Parties agree to pay to Agent an amendment fee of $50,000, which amendment fee shall be deemed fully earned and non-refundable as of the date of execution of this Amendment, which amendment fee shall be due and payable in full upon the date of execution of this Amendment.

ARTICLE III

Limited Waiver

3.01      Limited Waiver. Subject to the terms set forth herein and in reliance upon the representations and warranties of Credit Parties set forth herein, Agent and Lenders hereby consent to and waive any Event of Default that would otherwise exist or arise under the Loan Agreement solely as a result of Credit Parties’ failure to comply with Section 9.1.3(i) of the Loan Agreement for the period ending September 30, 2005. Except as specifically provided in this Amendment, nothing in this Amendment shall directly or indirectly whatsoever either: (i) be construed as a waiver of any covenant or provision of the Loan Agreement, any other Loan Document or any other contract or instrument or (ii) impair, prejudice or otherwise adversely affect any right of Agent or Lender at any time to exercise any right, privilege or remedy in connection with the Loan Agreement, any other Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Credit Parties or any right, privilege or remedy of Agent or Lender under the Loan Agreement, any other Loan Document or any other contract or instrument or constitute any consent by Agent or Lender to any prior, existing or future violations of the Loan Agreement or any other Loan Document. Credit Parties hereby agree and acknowledge that hereafter Credit Parties are expected to strictly comply with their duties, obligations and agreements under the Loan Agreement and the other Loan Documents.

ARTICLE IV

Conditions Precedent

4.01      Conditions to Effectiveness. The effectiveness of this Amendment (including the agreements and waiver contained herein) is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

(a)        Agent shall have received this Amendment, duly executed by each of the Credit Parties.

(b)        The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct in all material respects as of such earlier date.

(c)        After giving effect to the provisions of this Amendment, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

(d)        All organizational proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel.

(e)        Agent shall have received, in immediately available funds, payment of the amendment fee required to be paid by Credit Parties to Agent pursuant to the provisions of Section 2.05 hereof.

ARTICLE V

Ratifications, Representations and Warranties

5.01      Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Credit Party and Lender and Agent agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02      Representations and Warranties. Each Credit Party hereby represents and warrants to Lender and Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite organizational action on the part of such Credit Party and will not violate the organizational or governing documents of such Credit Party; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct in all material respects as of such earlier date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; (d) each Credit Party is in material compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; and (e) except for an amendment to change the name of Brink Electric Construction Co. to IES Rapid City, Inc., and an amendment to change the name of H.R. Allen, Inc. to IES Charleston, Inc., no Credit Party has amended its organizational or governing documents since the date of execution of the Loan Agreement.

ARTICLE VI

Miscellaneous Provisions

6.01      Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or Agent or any closing shall affect the representations and warranties or the right of Lender or Agent to rely upon them.

6.02      Reference to Loan Agreement. Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby, and any reference in the Loan Agreement and such other Loan Documents to any other Loan Document amended by the provisions of this Amendment shall mean a reference to such other Loan Documents, as amended hereby.

6.03      Expenses of Lender. As provided in the Loan Agreement, each Credit Party agrees to pay on demand all costs and out-of-pocket expenses incurred by Lender and Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender’s and Agent’s legal counsel, and all costs and out-of-pocket expenses incurred by Lender and Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender’s and Agent’s legal counsel and consultants retained by Lender and Agent or retained by Lender’s and Agent’s legal counsel.

6.04      Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05      Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Agent and each Credit Party and their respective successors and assigns, except that no Credit Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender and Agent.

6.06      Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07      Effect of Waiver. No consent or waiver, express or implied, by Lender or Agent to or for any breach of or deviation from any covenant or condition by any Credit Party shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08      Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09      Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

6.10      Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH CREDIT PARTY AND LENDER AND AGENT.

6.11      Release. EACH CREDIT PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE

“OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER OR AGENT. EACH CREDIT PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER AND AGENT AND ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST LENDER OR AGENT OR ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS,” INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Amendment has been executed on December 30, 2005, to be effective as the respective date set forth above.

LENDER:

BANK OF AMERICA, N.A., as Sole Lender

By:	/s/ Dan Hughes
Name:	Dan Hughes
Title:	Vice President

AGENT:

BANK OF AMERICA, N.A., as Agent

By:	/s/ Dan Hughes
Name:	Dan Hughes
Title:	Vice President

CREDIT PARTIES:

INTEGRATED ELECTRICAL SERVICES, INC.

By:
/s/ Curt L. Warnock

                Senior Vice President

ALADDIN-WARD ELECTRIC & AIR, INC.

AMBER ELECTRIC, INC.

ARC ELECTRIC, INCORPORATED

BACHOFNER ELECTRIC, INC.

BEAR ACQUISITION CORPORATION

BRYANT ELECTRIC COMPANY, INC.

BW/BEC, INC.

BW CONSOLIDATED, INC.

CHARLES P. BAGBY CO., INC.

COLLIER ELECTRIC COMPANY, INC.

COMMERCIAL ELECTRICAL CONTRACTORS, INC.

CROSS STATE ELECTRIC, INC.

CYPRESS ELECTRICAL CONTRACTORS, INC.

DANIEL ELECTRICAL CONTRACTORS, INC.

DANIEL ELECTRICAL OF TREASURE COAST,

INC.

DANIEL INTEGRATED TECHNOLOGIES, INC.

DAVIS ELECTRICAL CONSTRUCTORS, INC.

ELECTRO-TECH, INC.

EMC ACQUISITION CORPORATION

FEDERAL COMMUNICATIONS GROUP, INC.

GENERAL PARTNER, INC.

IES CHARLESTON, INC.

HATFIELD REYNOLDS ELECTRIC COMPANY

HOLLAND ELECTRICAL SYSTEMS, INC.

HOUSTON-STAFFORD ELECTRIC HOLDINGS

III, INC.

HOUSTON-STAFFORD MANAGEMENT LLC

ICS HOLDINGS LLC

IES ALBUQUERQUE, INC.

IES AUSTIN, INC.

IES AUSTIN MANAGEMENT LLC

IES CHARLESTON, INC.

IES CHARLOTTE, INC.

IES COLLEGE STATION, INC.

IES COLLEGE STATION MANAGEMENT LLC

IES COMMUNICATIONS, INC.

IES CONTRACTORS MANAGEMENT LLC

IES DECATUR, INC.

IES EAST MCKEESPORT, INC.

IES ENC, INC.

IES ENC MANAGEMENT, INC.

IES MERIDIAN, INC.

IES NEW IBERIA, INC.

IES OKLAHOMA CITY, INC.

IES OPERATIONS GROUP, INC.

IES PROPERTIES, INC.

IES PROPERTIES MANAGEMENT, INC.

IES RALEIGH, INC.

IES RAPID CITY, INC.

IES RESIDENTIAL GROUP, INC.

IES SPECIALTY LIGHTING, INC.

IES VALDOSTA, INC.

IES VENTURES INC.

IES WILSON, INC.

INTEGRATED ELECTRICAL FINANCE, INC.

INTELLIGENT BUILDING SOLUTIONS, INC.

J.W. GRAY ELECTRIC CO., INC.

J.W. GRAY MANAGEMENT LLC

KAYTON ELECTRIC, INC.

KEY ELECTRICAL SUPPLY, INC.

LINEMEN, INC.

MARK HENDERSON, INCORPORATED

MENNINGA ELECTRIC, INC.

MID-STATES ELECTRIC COMPANY, INC.

MILLS ELECTRICAL CONTRACTORS, INC.

MILLS MANAGEMENT LLC

MITCHELL ELECTRIC COMPANY, INC.

M-S SYSTEMS, INC.

MURRAY ELECTRICAL CONTRACTORS, INC.

NBH HOLDING CO., INC.

NEAL ELECTRIC MANAGEMENT LLC

NEW TECHNOLOGY ELECTRICAL

CONTRACTORS, INC.

NEWCOMB ELECTRIC COMPANY, INC.

PAN AMERICAN ELECTRIC COMPANY, INC.

PAN AMERICAN ELECTRIC, INC.

PAULIN ELECTRIC COMPANY, INC.

POLLOCK ELECTRIC, INC.

PRIMENET, INC.

PRIMO ELECTRIC COMPANY

RAINES ELECTRIC CO., INC.

RAINES MANAGEMENT LLC

RIVIERA ELECTRIC, LLC

RKT ELECTRIC, INC.

ROCKWELL ELECTRIC, INC.

RODGERS ELECTRIC COMPANY, INC.

RON’S ELECTRIC, INC.

SEI ELECTRICAL CONTRACTOR, INC.

SPECTROL, INC.

SUMMIT ELECTRIC OF TEXAS, INC.

TESLA POWER GP, INC.

THOMAS POPP & COMPANY

VALENTINE ELECTRICAL, INC.

WRIGHT ELECTRICAL CONTRACTING, INC.

By:	/s/ Curt L. Warnock
Vice President

IES CONTRACTORS, INC.

Name: /s/ Curt L. Warnock
Secretary

IES REINSURANCE, LTD.

Name: /s/ Curt L. Warnock
President

BEXAR ELECTRIC COMPANY, LTD.

By:	BW/BEC, Inc., its general partner

Name: /s/ Curt L. Warnock
Vice President

HAYMAKER ELECTRIC, LTD

By:	General Partner, Inc., its general partner

Name: /s/ Curt L. Warnock
Vice President

HOUSTON-STAFFORD ELECTRICAL CONTRACTORS LP

By:	Houston-Stafford Management LLC, its general partner

Name: /s/ Curt L. Warnock

Vice President

IES AUSTIN HOLDING LP

By:	IES Austin Management LLC, its general partner

Name: /s/ Curt L. Warnock
Vice President

IES COLLEGE STATION HOLDINGS LP

By:	IES College Station Management LLC, its general partner

Name: /s/ Curt L. Warnock
Vice President

IES FEDERAL CONTRACT GROUP LP

By:	IES Contractors Management LLC

Name: /s/ Curt L. Warnock
Vice President

IES MANAGEMENT ROO, LP

By:	Neal Electric Management LLC, its general partner

Name: /s/ Curt L. Warnock
Vice President

IES MANAGEMENT, LP

By:	IES Residential Group, Inc., its general partner

Name: /s/ Curt L. Warnock

Vice President

IES PROPERTIES, LP

By:	IES Properties Management, Inc., its general partner

Name: /s/ Curt L. Warnock

Vice President

J.W. GRAY ELECTRICAL CONTRACTORS LP

By:	J.W. Gray Management LLC, its general partner

Name: /s/ Curt L. Warnock
Vice President

MILLS ELECTRIC LP

By:	Mills Management LLC

Name: /s/ Curt L. Warnock
Vice President

NEAL ELECTRIC LP

By:	BW/BEC, Inc., its general partner

Name: /s/ Curt L. Warnock
Vice President

POLLOCK SUMMIT ELECTRIC LP

By:	Pollock Electric, Inc. and Summit Electric of Texas, Inc., its general partners

Name: /s/ Curt L. Warnock
Vice President

RAINES ELECTRIC LP

By:	Raines Management LLC, its general partner

Name: /s/ Curt L. Warnock
Vice President

TESLA POWER AND AUTOMATION, L.P.

By:	Telsa Power GP, Inc., its general partner

Name: /s/ Curt L. Warnock

                Vice President

TESLA POWER PROPERTIES, LP

By:	Telsa Power GP, Inc., its general partner

Name: /s/ Curt L. Warnock

                Vice President

BEXAR ELECTRIC II LLC

BW/BEC II LLC

BW/BEC, L.L.C.

HOUSTON-STAFFORD HOLDINGS II LLC

HOUSTON-STAFFORD HOLDINGS LLC

IES AUSTIN HOLDINGS II LLC

IES AUSTIN HOLDINGS LLC

IES COLLEGE STATION HOLDINGS II LLC

IES COLLEGE STATION HOLDINGS LLC

IES CONTRACTORS HOLDINGS LLC

IES HOLDINGS II LLC

IES HOLDINGS LLC

IES PROPERTIES HOLDINGS II LLC

J.W. GRAY HOLDINGS II LLC

J.W. GRAY HOLDINGS LLC

MILLS ELECTRIC HOLDINGS II LLC

MILLS ELECTRICAL HOLDINGS LLC

POLLOCK SUMMIT HOLDINGS II LLC

RAINES HOLDINGS II LLC

RAINES HOLDINGS LLC

TESLA POWER (NEVADA) II LLC

By:

        /s/ Victor Duva, Manager

IES PROPERTIES HOLDINGS, INC.

POLLOCK SUMMIT HOLDINGS, INC.

TESLA POWER (NEVADA), INC.

By:

        /s/ Victor Duva, President

Annex I

Borrowers

Aladdin-Ward Electric & Air, Inc.	Florida
Amber Electric, Inc.	Florida
ARC Electric, Incorporated	Delaware
Bachofner Electric, Inc.	Delaware
Bexar Electric Company, Ltd.	Texas
IES Rapid City, Inc.	South Dakota
Bryant Electric Company, Inc.	North Carolina
Charles P. Bagby Co., Inc	Alabama
Collier Electric Company, Inc.	Florida
Commercial Electrical Contractors, Inc.	Delaware
Cross State Electric, Inc.	California
Cypress Electrical Contractors, Inc.	Delaware
Daniel Electrical Contractors, Inc.	Florida
Daniel Electrical of Treasure Coast, Inc.	Florida
Daniel Integrated Technologies, Inc.	Florida
Davis Electrical Constructors, Inc.	South Carolina
Electro-Tech, Inc.	Nevada
Federal Communications Group, Inc.	Delaware
IES Charleston, Inc.	South Carolina
Hatfield Reynolds Electric Company	Arizona
Haymaker Electric, Ltd.	Alabama
Holland Electrical Systems, Inc	Delaware
Houston-Stafford Electrical Contractors LP	Texas
IES Contractors, Inc	Delaware
IES Federal Contract Group, LP	Texas
IES Management LP	Texas
IES Management ROO, LP	Texas
IES Properties LP	Texas
IES Reinsurance, Ltd.	Bermuda
IES Ventures, Inc.	Delaware
Integrated Electrical Finance, Inc.	Delaware
Integrated Electrical Services, Inc.	Delaware
J.W. Gray Electric Co., Inc.	Delaware
J.W. Gray Electrical Contractors LP	Texas
Kayton Electric, Inc.	Nebraska
Key Electrical Supply, Inc.	Texas
Linemen, Inc.	Delaware
Mark Henderson, Incorporated	Delaware
Menninga Electric, Inc.	Delaware

Mid-States Electric Company, Inc.	Delaware
Mills Electric LP	Texas
Mitchell Electric Company, Inc.	Arizona
M-S Systems, Inc.	Tennessee
Murray Electrical Contractors, Inc.	Delaware
Neal Electric LP	Texas
New Technology Electrical Contractors, Inc.	Delaware
Newcomb Electric Company, Inc.	Delaware
Pan American Electric, Inc. Pan American Electric Company, Inc.	Tennessee New Mexico
Paulin Electric Company, Inc.	Delaware
Pollock Summit Electric LP	Texas
PrimeNet, Inc.	Delaware
Primo Electric Company	Delaware
Raines Electric LP	Texas
Riviera Electric, LLC	Delaware
RKT Electric, Inc.	Delaware
Rockwell Electric, Inc.	Delaware
Rodgers Electric, Inc.	Washington
Ron’s Electric, Inc.	Delaware
SEI Electrical Contractor, Inc	Florida
Spectrol, Inc.	Delaware
Tesla Power & Automation, L.P. Tesla Power Properties, L.P.	Texas Texas
Thomas Popp & Company	Ohio
Valentine Electrical, Inc.	Delaware
Wright Electrical Contracting, Inc.	Delaware

Annex II

Guarantors

Bear Acquisition Corporation	Delaware
Bexar Electric II LLC	Arizona
BW Consolidated, Inc.	Nevada
BW/BEC II LLC	Arizona
BW/BEC, Inc.	Delaware
BW/BEC, LLC	Nevada
General Partners, Inc.	Alabama
Houston-Stafford Electric Holding III, Inc.	Nevada
Houston-Stafford Holdings II LLC	Delaware
Houston-Stafford Holdings LLC	Arizona
Houston-Stafford Management LLC	Arizona
ICS Holdings LLC	Arizona
IES Communications, Inc.	Delaware
IES Contractors Holdings LLC	Arizona
IES Contractors Management LLC	Arizona
IES ENC Management, Inc.	Delaware
IES ENC, Inc.	Delaware
IES Holdings II LLC	Delaware
IES Holdings LLC	Arizona
IES Operations Group, Inc.	Delaware
IES Properties Holding, Inc.	Delaware
IES Properties Holdings II LLC	Arizona
IES Properties Management, Inc.	Delaware
IES Properties, Inc	Delaware
IES Residential Group, Inc.	Delaware
IES Specialty Lighting, Inc.	Delaware
Intelligent Buildings Solutions, Inc.	Delaware
J.W. Gray Holdings II LLC	Delaware
J.W. Gray Holdings LLC	Arizona
J.W. Gray Management LLC	Arizona
Mills Electric Contractors, Inc.	Delaware
Mills Electric Holdings II LLC	Delaware
Mills Electrical Holdings LLC	Arizona
Mills Management LLC	Arizona
Neal Electric Management LLC	Arizona
Pollock Electric, Inc.	Delaware
Pollock Summit Holdings I LLC	Delaware
Pollock Summit Holdings, Inc.	Arizona
Raines Electric Co., Inc.	Delaware
Raines Holdings II LLC	Delaware
Raines Holdings LLC	Arizona

Raines Management LLC	Arizona
Summit Electric of Texas, Inc.	Delaware
Tesla Power (Nevada) , Inc.	Nevada
Tesla Power (Nevada) II LLC	Delaware
Tesla Power GP, Inc.	Delaware
EMC Acquisition Corporation	Delaware
Ernest P. Breaux Electrical, Inc.	Delaware
IES Albuquerque, Inc.	New Mexico
IES Austin Holding LP	Texas
IES Austin Holdings II LLC	Delaware
IES Austin Holdings LLC	Arizona
IES Austin Management LLC	Arizona
IES Austin, Inc.	Delaware
IES Charlotte, Inc.	Delaware
IES College Station Holdings II, LLC	Delaware
IES College Station Holdings LLC	Arizona
IES College Station Holdings LP	Texas
IES College Station Management LLC	Arizona
IES College Station, Inc.	Delaware
IES Decatur, Inc.	Delaware
IES East McKeesport, Inc.	Delaware
IES Meridian, Inc.	Delaware
IES Oklahoma City, Inc.	Delaware
IES Raleigh, Inc.	Delaware
IES Valdosta Inc	Georgia
IES Wilson, Inc.	Delaware
NBH Holding Co., Inc,	Delaware